Consolidated Statements of Operations - USD ($)	12 Months Ended
	Oct. 31, 2024	Oct. 31, 2023
Net sales	$ 66,674,099	$ 72,173,752
Cost of goods sold	48,469,327	49,879,676
Gross profit	18,204,772	22,294,076
Selling, general and administrative expenses	21,500,547	21,220,741
Royalty expense, net	26,450	26,315
Amortization of intangible assets	54,062	53,941
Income (loss) from operations	(3,376,287)	993,079
Other income (expense), net
Interest expense	(1,166,630)	(1,152,554)
Gain on insurance proceeds, net	304,307	2,199,463
Other, net	49,101	172,234
Other income (expense), net	(813,222)	1,219,143
Income (loss) before income taxes	(4,189,509)	2,212,222
Income tax expense	20,702	145,724
Net income (loss)	$ (4,210,211)	$ 2,066,498
Net income (loss) per share - basic and diluted (in dollars per share)	$ (0.54)	$ 0.26